Property, plant and equipment, net	12 Months Ended
Dec. 31, 2024
Property, plant and equipment, net [Abstract]
Property, plant and equipment, net

Note 7. Property, plant and equipment, net

Property, plant and equipment, net consisted of the following:

	As of December 31, 2024	As of December 31, 2023
Building	$2,734,965	2,811,776
Office Equipment	191,073	195,604
Electronic Equipment	203,588	189,983
Vehicles	224,023	231,751
Machinery Equipment	471,202	484,436
Building Improvement	809,045	831,767
Construction in progress	6,152	—
Subtotal	$4,640,048	$4,745,317
Less: accumulated depreciation	(1,602,736)	(1,348,150)
Total	$3,037,312	$3,397,167

As of December 31, 2024 and 2023, the buildings with carrying value of $2,282,356 and $2,435,495 have been pledged for the purpose of obtaining bank loans.

Depreciation expenses for the years ended December 31, 2024, 2023 and 2022 amounted to $295,693, $316,559 and $337,909, respectively.

For the year ended December 31, 2024, the depreciation expenses included in the cost of sales, general and administrative expenses, selling expenses, and research and development expenses were approximately $71,780, $215,727, $4,105, and $4,081, respectively.

For the year ended December 31, 2023, the depreciation expenses included in the cost of sales, general and administrative expenses, selling expenses, and research and development expenses were approximately $62,917, $246,005, $3,500, and $4,137, respectively.

For the year ended December 31, 2022, the depreciation expenses included in the cost of sales, general and administrative expenses, selling expenses, and research and development expenses were approximately $62,026, $266,898, $4,583, and $4,402, respectively.